                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant                          [X]
Filed by Party other than the Registrant         [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12



--------------------


                               BIO-VASCULAR, INC.
                (Name of Registrant as Specified In Its Charter)


         ---------------------------------------------------------------


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


---------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:


        ---------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:


        ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


        ---------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:


        ---------------------------------------------------------------

     5) Total fee paid:


        ---------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


        ---------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:


        ---------------------------------------------------------------

     3) Filing Party:


        ---------------------------------------------------------------

     4) Date Filed:


        ---------------------------------------------------------------

                               Bio-Vascular, Inc.

January 25, 2001

Dear Shareholder:

   You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Bio-Vascular, Inc. The meeting will be held on Wednesday, February 28, 2001, at 3:45 p.m., at the Minneapolis Marriott City Center Hotel, 30 South 7th Street, Minneapolis, Minnesota.

   The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. Items requiring shareholder approval at the meeting are the election of directors and a proposal to increase the number of shares reserved for issuance under the Company's 1995 Stock Incentive Plan.

   Whether or not you can attend the meeting, please complete, sign, and mail the enclosed proxy card promptly so that your shares can be voted at the meeting according to your instructions.

                                          Sincerely,

                                                   /s/ M. Karen Gilles

                                          M. Karen Gilles
                                          President and Chief Executive
                                           Officer

                               BIO-VASCULAR, INC.
                             2575 University Avenue
                       St. Paul, Minnesota 55114-1024 USA

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 28, 2001

                               ----------------

   The Annual Meeting of Shareholders of Bio-Vascular, Inc. (the "Company") will be held at 3:45 p.m., local time, on Wednesday, February 28, 2001, at the Minneapolis Marriott City Center Hotel, 30 South 7th Street, Minneapolis, Minnesota for the following purposes as described in more detail in the accompanying Proxy Statement:

  1) To elect six (6) directors to hold office until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

  2) To consider and act upon a proposal to amend the Company's 1995 Stock Incentive Plan (the "1995 Plan") to increase the number of shares of the Company's common stock, $.01 per share ("Common Stock"), specifically reserved for issuance under the 1995 Plan by 425,000 shares;

  3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

   Only shareholders of record at the close of business on January 5, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

   All shareholders are invited to attend the Annual Meeting in person. If you are unable to do so, please be sure you are represented at the Annual Meeting by promptly completing and returning the accompanying proxy card. Any shareholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxies by giving written notice to the Secretary of the Company, by executing a later-dated proxy, or by attending the Annual Meeting and voting in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                 /s/ Connie L. Magnuson

                                          Connie L. Magnuson
                                          Vice President of Finance,Chief
                                           Financial Officer andCorporate
                                           Secretary

Dated: January 25, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE PROXY CARD EXACTLY AS YOUR NAME(S) APPEARS ON THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                               BIO-VASCULAR, INC.
                             2575 University Avenue
                       St. Paul, Minnesota 55114-1024 USA

                               ----------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 28, 2001

                               ----------------

                                  INTRODUCTION

   The Annual Meeting of Shareholders of Bio-Vascular, Inc. (the "Company") will be held at 3:45 p.m., local time, on Wednesday, February 28, 2001, at the Minneapolis Marriott City Center Hotel, Minneapolis, Minnesota, or at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Meeting.

   A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies, and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's common stock (the "Common Stock"), will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, personal conversation, facsimile or other electronic communication. The Company may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of Common Stock.

   Any shareholder giving a proxy may revoke it any time prior to its use at the Annual Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company, or by attending the Annual Meeting and voting in person. Proxies will be voted as specified by shareholders. Proxies that are signed by shareholders, but lack any such specification, will be voted in favor of the election as directors of the nominees listed in this Proxy Statement.

   THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING AND VOTE FOR EACH OF THE DIRECTOR NOMINEES NAMED HEREIN.

   The Company expects that this Proxy Statement, the Proxy Card and Notice of Meeting will first be mailed to shareholders on or about January 25, 2001.

                                VOTING OF SHARES

   Only holders of record of shares of Common Stock at the close of business on January 5, 2001 will be entitled to vote at the Annual Meeting. On January 5, 2001, the Company had 8,977,672 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting. The holders of 33 1/3% of the shares entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of shares of Common Stock are not entitled to cumulate voting rights.

   Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against the matter. Shares represented by a proxy card indicating any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.

                     PRINCIPAL SHAREHOLDERS AND BENEFICIAL
                            OWNERSHIP OF MANAGEMENT

   The following table sets forth information regarding the beneficial ownership of the Common Stock as of November 30, 2000, unless otherwise noted,
(a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (b) by each director and each nominee,
(c) by each executive officer named in the Summary Compensation Table below, and (d) by all executive officers and directors as a group. Unless otherwise noted, each of the shareholders listed in the table or included within a group listed in the table possesses sole voting and investment power with respect to the shares indicated and the address for each of our principal shareholders is Bio-Vascular, Inc., 2575 University Avenue, St. Paul, Minnesota, 55114.

  ------------------------------------------------------------------------

                                                 Number of Shares    Percentage
                Beneficial Owner              Beneficially Owned /1/ Ownership
  -----------------------------------------------------------------------------
     Perkins Capital Management, Inc. /2/
     730 East Lake Street                            535,950            6.0%
     Wayzata, MN 55391-1769
  -----------------------------------------------------------------------------
     Dimensional Fund Advisors, Inc. /3/
     1299 Ocean Avenue, 11th Floor                   448,600            5.0%
     Santa Monica, CA 90401
  -----------------------------------------------------------------------------
     William G. Kobi /4/                              15,000              *
  -----------------------------------------------------------------------------
     Richard W. Perkins /5/                          143,000            1.6%
  -----------------------------------------------------------------------------
     Anton R. Potami /6/                              19,000              *
  -----------------------------------------------------------------------------
     Timothy M. Scanlan /7/                           20,000              *
  -----------------------------------------------------------------------------
     Edward E. Strickland /8/                        294,000            3.3%
  -----------------------------------------------------------------------------
     M. Karen Gilles /9/                             191,198            2.1%
  -----------------------------------------------------------------------------
     Fariborz Boor Boor /10/                          31,408              *
  -----------------------------------------------------------------------------
     David A. Buche /11/                              47,359              *
  -----------------------------------------------------------------------------
     Connie L. Magnuson /12/                          42,651              *
  -----------------------------------------------------------------------------
     B. Nicholas Oray /13/                            28,289              *
  -----------------------------------------------------------------------------
     All Executive Officers and Directors as         871,977            9.3%
      a Group (12 persons) /14/
  -----------------------------------------------------------------------------

  *  Less than 1%.
  /1/Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group. As of November 30, 2000, there were 8,977,145 shares of Common Stock outstanding.
  /2/Excludes shares beneficially owned by Richard W. Perkins, a director of the Company and the controlling shareholder of Perkins Capital Management, Inc. ("PCM"), a registered investment advisor. PCM disclaims beneficial ownership of the 535,950 shares (the "PCM shares") held for the account of its clients. Of the 535,950 shares, PCM has sole investment power with regard to all such shares and sole voting power over 60,000 of such shares.
  /3/Based solely on a Schedule 13G dated February 3, 2000, which includes
     448,600 shares of Common Stock held of record by Dimensional Fund Advisors, Inc. ("DFA"), for which DFA has sole voting and dispositive power.
  /4/Includes 12,000 shares Mr. Kobi has the right to acquire within 60 days upon the exercise of options.
  /5/Includes 5,000 shares held by the Perkins Foundation and 101,000 shares held by various trusts of which Mr. Perkins is the sole trustee. Also includes 37,000 shares Mr. Perkins has the right to acquire within 60 days upon the exercise of options. Excludes the 535,950 PCM Shares. Mr. Perkins disclaims beneficial ownership of the PCM shares.
  /6/Includes 18,000 shares Mr. Potami has the right to acquire within 60 days upon the exercise of options.
  /7/Includes 18,000 shares Mr. Scanlan has the right to acquire within 60 days upon the exercise of options.
  /8/Includes 57,000 shares Mr. Strickland has the right to acquire within 60 days upon the exercise of options.
  /9/Includes 152,681 shares Ms. Gilles has the right to acquire within 60 days upon the exercise of options.
  /10/Includes 26,695 shares Mr. Boor Boor has the right to acquire within 60 days upon the exercise of options.
  /11/Includes 38,436 shares Mr. Buche has the right to acquire within 60 days upon the exercise of options.
  /12/Includes 27,601 shares Ms. Magnuson has the right to acquire within 60 days upon the exercise of options.
  /13/Includes 22,190 shares Dr. Oray has the right to acquire within 60 days upon the exercise of options.
  /14/Includes 442,472 shares which may be acquired within 60 days upon the exercise of options.

                             ELECTION OF DIRECTORS

Nomination

   The Bylaws of the Company provide that the Board of Directors (the "Board") shall consist of one or more members, with the number of directors determined by the shareholders at each regular meeting of the shareholders, subject to adjustment by the Board or the shareholders between such meetings. The number of directors is currently set at six (6).

   The Board has nominated the six (6) individuals named below to serve as directors of the Company until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified. The election of the six nominees by the shareholders at the Annual Meeting will determine the number of directors in accordance with the Bylaws. All of the nominees are members of the current Board.

   The election of each nominee requires the affirmative vote of a majority of the shares of the Common Stock present and entitled to vote in person or by proxy for the election of directors at the Annual Meeting, and at least a majority of the minimum number of votes necessary for a quorum to transact business. The Board recommends a vote FOR the election of each of the nominees listed below. In the absence of other instructions, the proxies will be voted FOR the election of the nominees named below. If prior to the Annual Meeting the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

Information About Nominees

   The following information has been furnished to the Company, as of November 30, 2000, by the persons who have been nominated by the Board to serve as directors for the ensuing year.

                                                                                Director
   Name                     Age                      Title                       Since
   ----                     ---                      -----                      --------
   Timothy M. Scanlan......  54 Chairman of the Board and Director                1997
   M. Karen Gilles.........  58 President, Chief Executive Officer and Director   1997
   William G. Kobi.........  56 Director                                          1998
   Richard W. Perkins......  69 Director                                          1987
   Anton R. Potami.........  57 Director                                          1997
   Edward E. Strickland....  73 Director                                          1988

Other Information About Nominees

   Timothy M. Scanlan. Mr. Scanlan has served on the Board of the Company since 1997 and as Chairman of the Board since 1998. Mr. Scanlan has served as President and Chief Executive Officer of the Scanlan Group of Companies since 1976. The Scanlan Group of Companies, an 80-year-old organization consisting of Scanlan International, Inc., Surgical Technologies, Inc., McLean Medical and Scientific, Inc. and Scanlan Group BV, designs, manufactures and distributes medical and surgical products and services worldwide. Mr. Scanlan serves on the Board of Directors of Automated Management Technologies and the Lillehei Surgical Society.

   M. Karen Gilles. Ms. Gilles has served as President and Chief Executive Officer of the Company since July 1997 and as a Director of the Company since August 1997. Prior to July 1997, Ms. Gilles held the positions of Chief Financial Officer of the Company from December 1990, Vice President of Finance from 1989 and Secretary of the Company from November 1991. Ms. Gilles served as the Director of Finance and Administration of the Company from April 1989 to December 1989.

   William G. Kobi. Mr. Kobi has served on the Board of the Company since 1998. Mr. Kobi has served as President, Chief Executive Officer and a director of Acumen Healthcare Solutions, Inc. since May 1997. Acumen is a medical software systems company, founded in 1997, involved in the electronic data collection for clinical trials, medical device tracking and managed care. From 1988 to April 1997, Mr. Kobi was owner of Kobi's Karvings and Log Home Supply, a non-medical business in northern Minnesota. From 1976 to 1988, Mr. Kobi was employed by SciMed Life Systems Inc., in the positions of Director of Sales, Director of Marketing, Director of International Sales and as Vice President of Worldwide Sales for its cardiovascular division.

   Richard W. Perkins. Mr. Perkins has served on the Board of the Company since 1987. He has served as President, Chief Executive Officer and a director of Perkins Capital Management, Inc., an investment management firm, since 1984. Mr. Perkins also serves on the Board of Directors of the following public companies: LifeCore Biomedical, Inc., Intelefilm Corporation, CNS, Inc., Nortech Systems, Inc., PW Eagle, Inc., Quantech Ltd., Vital Images, Inc., Harmony Holdings, Inc. and Paper Warehouse, Inc.

   Anton R. Potami. Mr. Potami has served on the Board of the Company since 1997. Mr. Potami has served as President and Chief Executive Officer of the William C. Norris Institute since September 1996. The William C. Norris Institute is a non-profit organization established to operate as a catalyst to change educational processes and for the development of small, technology-based businesses. From 1983 to September 1996, Mr. Potami was Associate Vice President in the Office of Research and Technology Transfer at the University of Minnesota. Mr. Potami serves on the Board of Directors of several private organizations, institutions, and companies including the Minnesota Cooperation Office, International Hearing Foundation, Minnesota Wave Tech, Inc. and Impact Energy Controls, Inc.

   Edward E. Strickland. Mr. Strickland has served on the Board of the Company since 1988. Mr. Strickland has been an independent financial consultant since 1986. Mr. Strickland serves on the Board of Directors of Communications Systems, Inc., Hector Communications, Inc. and Quantech Ltd.

Information About the Board and its Committees

   The Board met four times during the fiscal year ended October 31, 2000. Each of the directors attended, either in person or by telephonic conference, at least 75% of the meetings of the Board and all such committees on which such director served during the 2000 fiscal year. The committees of the Board during the 2000 fiscal year, and the members of those committees, are listed below:

          Audit                Compensation                Nominating
          -----                ------------                ----------
   Edward E. Strickland
    (Chair)              Richard W. Perkins (Chair) Timothy M. Scanlan (Chair)
   William G. Kobi       William G. Kobi            William G. Kobi
   Anton R. Potami       Anton R. Potami            Richard W. Perkins
                                                    Anton R. Potami
                                                    Edward E. Strickland

   The Audit Committee is responsible for the selection of the auditors and the review of the services performed by such auditors, including reviewing the annual financial statements, the scope of the annual audits, the fees to be paid to the auditors and the adequacy of our internal controls for compliance with corporate policies and directives. The Audit Committee receives the auditor's report and may recommend changes in the accounting systems of the Company, if so warranted.

   The Compensation Committee's function is to determine compensation for the officers of the Company, to provide for management continuity and to administer the Company's stock-based compensation plans. See "Compensation Committee Report on Executive Compensation" below for a more detailed discussion of the function of the Compensation Committee.

   The Nominating Committee is responsible for the selection and nomination of qualified candidates to serve on the Board. While the Nominating Committee will consider nominees recommended by the Company's shareholders, it has neither actively solicited nominations nor established any procedures for this purpose.

   During the 2000 fiscal year, the Audit, Compensation and Nominating Committees each met once.

Directors' Compensation

   Upon election to the Board and as compensation for their services as directors, each director who is not an employee of the Company or its subsidiary (a "non-employee director") receives options under the Bio-Vascular, Inc. 1992 Directors' Stock Option Plan (the "Director Plan") to purchase 18,000 shares of Common Stock. These options vest in equal one-third increments on each successive October 31 beginning one year after the date of grant and are exercisable at a price equal to the fair market value of one share of Common Stock on the date of grant. On the third and sixth anniversaries of each non-employee director's election to the Board, such non-employee director will receive additional options under the Director Plan to purchase 21,000 and 24,000 shares of Common Stock, respectively, vesting in one-third increments on each successive October 31 beginning one year after the date of grant at an exercise price equal to the fair market value on the date of grant. Options granted under the Director Plan have a maximum term of eight years and are exercisable for a period of five years after vesting. When a director's membership on the board terminates for any reason, the unvested portion of the options granted to that director are cancelled, and the vested portion of the options continue to be exercisable under the original terms of the option agreement.

   The Board currently meets periodically throughout the year and at the annual meeting of the Company's shareholders. Non-employee directors receive compensation of $1,000 per month for being a member of the Board and $500 for each Board meeting attended. In addition, all members of the Board are reimbursed for out of pocket expenses in connection with attending a Board meeting. Committee members receive additional compensation of $250 for each Audit and/or Compensation Committee meeting attended. No additional compensation is received for service on the Nominating Committee.

Audit Committee Report

   Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

 Membership and Role of the Audit Committee

   The Audit Committee consists of the following members of the Company's Board of Directors: Messrs. Strickland, Kobi and Potami. Each of the members of the Audit Committee is independent as defined under the National Associations of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors which is included in this proxy statement as Appendix A.

   The primary function of the Audit Committee is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are: (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (2) review and appraise the audit efforts of the Company's independent accountants and internal audit department; (3) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and (5) provide an open avenue of communication among the independent accountants, financial and senior management, counsel, the internal audit department and the Board of Directors.

 Review of the Company's Audited Financial Statements for the Fiscal Year ended October 31, 2000

   An Audit Committee member participated in an initial meeting to review and discuss the audited financial statements of the Company for the fiscal year ended October 31, 2000 with the Company's management and PricewaterhouseCoopers LLP ("PWC"), the Company's independent public accountants. Prior to the Annual Meeting of Shareholders, the full Audit Committee will review and discuss the audited financial statements of the Company for the fiscal year ended October 31, 2000 with the Company's management. Further, the Audit Committee will discuss with PWC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

   Also, prior to the Annual Meeting of Shareholders, the Audit Committee will receive the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee will discuss the independence of PWC with that firm.

   Based on the Audit Committee's initial discussions with the Company's management and PWC, and the planned review and discussions noted above, the Audit Committee will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2000 for filing with the SEC.

                                          Edward E. Strickland (Chair)
                                          William G. Kobi
                                          Anton R. Potami
                                          Members of the Audit Committee

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

   The following table sets forth the cash and non-cash compensation paid or earned during the fiscal years ending October 31, 2000, 1999 and 1998 by the Chief Executive Officer of the Company and the other executive officers of the Company whose salary and bonus exceeded $100,000 in the fiscal year ended October 31, 2000.

Summary Compensation Table

  ------------------------------------------------------------------------

                                         Annual
                                      Compensation      Long Term Compensation
                                   ------------------ ---------------------------
                                                        Restricted    Securities
    Name and Principal              Salary                Stock       Underlying     All Other
    Position                  Year   ($)    Bonus ($) Awards ($) /1/  Options (#) Compensation ($)
  ------------------------------------------------------------------------------------------------
    M. Karen Gilles /2/       2000 $213,000  $42,580     $   --            --         $   --
    President and Chief       1999  200,000   32,000      80,110/3/     44,138            --
    Executive Officer         1998  175,000   12,000         --            --             --
  ------------------------------------------------------------------------------------------------
    Fariborz Boor Boor /4/    2000 $101,000  $17,175     $10,665/5/     15,605        $   --
    Vice President and Chief  1999      --       --          --            --             --
    Operating Officer of
     Jerneen                  1998      --       --          --            --             --
  ------------------------------------------------------------------------------------------------
    David A. Buche /6/        2000 $130,800  $31,160     $   --            --         $   --
    Vice President of
     Marketing                1999  120,000   18,000         --            --             --
    and Sales                 1998  106,250    4,400      41,251/7/     27,308            --
  ------------------------------------------------------------------------------------------------
    Connie L. Magnuson /8/    2000 $127,800  $24,448     $   --            --         $   --
    Vice President of
     Finance                  1999  120,000   19,200         --            --             --
    and Chief Financial
     Officer                  1998  107,532    6,400      43,999/9/     30,467            --
  ------------------------------------------------------------------------------------------------
    B. Nicholas Oray,
     Ph.D. /10/               2000 $126,000  $25,200     $   --            --         $   --
    Vice President of
     Research                 1999  120,000   12,000         --            --          18,501/12/
    and Development           1998   64,154    2,600      41,999/11/    24,066         10,452/12/
  ------------------------------------------------------------------------------------------------
    James F. Pfau             2000  $47,676  $   --      $   --            --         $85,396/13/
    Former President of
     Jerneen                  1999  132,000   30,000         --            --             --
                              1998   35,000    4,000      42,097        26,335            --
  ------------------------------------------------------------------------------------------------

  /1/Restricted stock grants are valued at the market price on the day of grant regardless of whether such shares have vested. To date, the Company has not paid dividends on its Common Stock, including shares of Common Stock subject to restricted stock grants.
  /2/Ms. Gilles was named President and Chief Executive Officer of the
     Company in July 1997, having served as Vice President of Finance, Chief Financial Officer and Corporate Secretary up to such time.
  /3/As of October 31, 2000, Ms. Gilles had aggregate unearned restricted stock holdings of 11,034 shares valued at $52,412 as of such date. Effective February 23, 1999, Ms. Gilles was granted 22,069 shares of restricted stock, vesting in one installment of 5,518 shares on October 31, 1999 and three installments of 5,517 shares on October 31, 2000, 2001 and 2002.
  /4/Mr. Boor Boor was named Vice President and Chief Operating Officer of
     Jerneen on March 1, 2000.
  /5/As of October 31, 2000, Mr. Boor Boor had aggregate unearned restricted stock holdings of 5,664 shares valued at $26,904 as of such date. Effective November 2, 1998, Mr. Boor Boor was granted 7,724 shares of restricted stock, vesting in four installments of 1,931 shares at October 31, 1999, 2000, 2001 and 2002. Also, effective March 1, 2000,
     Mr. Boor Boor was granted 2,403 shares of restricted stock, vesting in one installment of 601 shares on October 31, 2000 and two installments of 901 shares on October 31, 2001 and 2002.
  /6/Mr. Buche was named Vice President of Marketing and Sales of the Company in January 1998 having served as Marketing Director from November 1997 up to such time and as International Sales Manager through October 1997.
  /7/As of October 31, 2000, Mr. Buche had aggregate unearned restricted stock holdings of 2,707 shares, valued at $12,858 as of such date. Effective January 16, 1998, Mr. Buche was granted 10,154 shares of restricted stock, vesting in one installment of 2,031 shares on October 31, 1998, two installments of 2,708 shares on October 31, 1999 and 2000 and 2,707 shares on October 31, 2001.

  /8/Ms. Magnuson was named Vice President of Finance and Chief Financial
     Officer of the Company in November 1997.
  /9/As of October 31, 2000, Ms. Magnuson had aggregate unearned restricted stock holdings of 2,933 shares valued at $13,932 as of such date. Effective November 10, 1997, Ms. Magnuson was granted 11,733 shares of restricted stock, vesting in one installment of 2,934 shares on October 31, 1998 and three installments of 2,933 shares on October 31, 1999, 2000 and 2001.
  /10/Dr. Oray was named Vice President of Research and Development of the Company in April 1998.

  /11/As of October 31, 2000, Dr. Oray had aggregate unearned restricted stock holdings of 2,438 shares valued at $11,581 as of such date. Effective April 20, 1998, Dr. Oray was granted 8,533 shares of restricted stock, vesting in one installment of 1,219 shares on October 31, 1998 and three installments of 2,438 shares on October 31, 1999, 2000 and 2001.

  /12/"All Other Compensation" paid to Dr. Oray is comprised entirely of relocation-related expenses.

  /13/"All Other Compensation" represents severance payments made to Mr. Pfau pursuant to a three year employment contract with the Company dated July 1998. Mr. Pfau's employment with the Company terminated March 1, 2000. In accordance with his employment agreement, Mr. Pfau is entitled to receive severance payments through the term of his agreement in July 2001.

                          Option Grants and Exercises

   The following tables provide information for the year ended October 31, 2000 as to individual grants and aggregate exercises of options to purchase shares of the Common Stock by each of the executive officers named in the Summary Compensation Table and the potential realizable value at October 31, 2000 of the options granted to such persons in fiscal 2000.

Option Grants in Last Fiscal Year

--------------------------------------------------------------------------------

                                                                              Potential
                                                                             Realizable
                                                                              Value at
                                                                           Assumed Annual
                                                                           Rates of Stock
                                                                            Appreciation
                                                                             for Option
                                         Individual Grants                    Term /1/
                           ----------------------------------------------- ---------------
                           Number of    % of Total
                           Securities    Options
                           Underlying   Granted to  Exercise or
                            Options    Employees in Base Price  Expiration
  Name                      Granted    Fiscal Year    ($/Sh)       Date      5%      10%
------------------------------------------------------------------------------------------
  M. Karen Gilles               --          --           --           --       --      --
------------------------------------------------------------------------------------------
  Fariborz Boor Boor         12,000/2/     12.0%       $3.00     10/31/09  $19,800 $48,000
                              3,605/3/      3.6%       $4.44     10/31/07  $ 6,300 $14,655
------------------------------------------------------------------------------------------
  David A. Buche                --          --           --           --       --      --
------------------------------------------------------------------------------------------
  Connie L. Magnuson            --          --           --           --       --      --
------------------------------------------------------------------------------------------
  B. Nicholas Oray, Ph.D.       --          --           --           --       --      --
------------------------------------------------------------------------------------------

/1/Potential realizable value is calculated based on an assumption that the price of the Company's Common Stock will appreciate at the assumed annual rates shown (5% and 10%), compounded annually from the date of grant of the option until the end of the option term. These assumed annual rates are applied pursuant to Securities and Exchange Commission (the "SEC") rules and therefore are not intended to forecast possible future appreciation, if any, of the Common Stock. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the continued employment of the named executive by the Company. There can be no assurance that the amounts reflected in this table will be realized.
/2/Reflects a grant of 12,000 stock options to Mr. Boor Boor on February 4, 2000, exercisable at the fair market value of the underlying stock on the date of the grant, under the Company's 1995 Stock Incentive Plan. The options vest on February 4, 2004 and expire five years after the date of vest.

/3/Reflects grants of 3,605 stock options to Mr. Boor Boor on March 1, 2000, exercisable at the fair market value of the underlying stock on the date of grant, under the Company's 1995 Stock Incentive Plan. The options vest in one installment of 901 on October 31, 2000 and two installments of 1,352 on October 31, 2001 and 2002. The options expire five years after the vest date.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

--------------------------------------------------------------------------------

                                                           Number of Securities
                                                          Underlying Unexercised     Value of Unexercised
                                                          Options at October 31,    In-the-Money Options at
                                Shares                             2000              October 31, 2000 /2/
                             Acquired on       Value     ------------------------- -------------------------
           Name            Exercise (#) /1/ Realized ($)
                                                         Exercisable Unexercisable Exercisable Unexercisable
------------------------------------------------------------------------------------------------------------
  M. Karen Gilles               3,537         $11,139      152,681      52,068       $69,829      $36,077
------------------------------------------------------------------------------------------------------------
  Fariborz Boor Boor               --              --        6,695      20,496       $ 6,799      $28,360
------------------------------------------------------------------------------------------------------------
  David A. Buche                   --              --       28,436      12,415       $10,239      $ 3,723
------------------------------------------------------------------------------------------------------------
  Connie L. Magnuson               --              --       17,601      12,866       $17,601      $ 5,866
------------------------------------------------------------------------------------------------------------
  B. Nicholas Oray, Ph.D.          --              --       12,190      11,876            --           --
------------------------------------------------------------------------------------------------------------

/1/The Company's option plans generally provide that the exercise price of options must be paid in cash, except that the Compensation Committee, in its sole discretion, may allow payment by delivery of shares of Common Stock having an aggregate fair market value equal to the exercise price or may allow the exercise price to be financed by the Company upon such terms and conditions as the Compensation Committee may determine.
/2/Based upon the fair market value of the underlying Common Stock on October
   31, 2000 of $4.75, as reported by the Nasdaq National Market, less the exercise price.

Compensation Committee Report on Executive Compensation

 Overview and Philosophy

   The Compensation Committee is currently composed of three of the Company's outside directors. The Compensation Committee's responsibilities are to:

  . Review and recommend compensation policies and compensation levels for the Company's executive officers to the Board;

  . Review and recommend plans to provide management continuity to the Board; and

  .  Administer the Company's stock based compensation plans. The
     Compensation Committee determines who will participate in such plans and the extent and terms of such participation, and approves all transactions involving stock based compensation.

   The Compensation Committee's objectives in recommending executive compensation policies and compensation levels for the Company's executive officers, including the Chief Executive Officer, are: (i) to attract and retain qualified executive officers; (ii) to align the interests of those executive officers with those of the Company's shareholders; and (iii) to encourage the development of a cohesive management team. The Compensation Committee believes that base salaries need to be moderately to aggressively competitive to attract and retain qualified executive officers, that the executive officers need to be provided with stock ownership opportunities to align their interests with those of the Company's shareholders and that incentive compensation should be based primarily on the accomplishment of Company performance in the interest of building a cohesive management team.

 Executive Compensation Program Components

   The Company's executive compensation program focuses on Company and individual performance as measured against goals confirmed by the Compensation Committee. The Compensation Committee places primary emphasis on Company performance rather than individual performance in order to inspire the Company's executives to work as a team to accomplish Company objectives. Components of the Company's executive officer compensation program may include base salary, annual cash incentive compensation, stock option grants and restricted stock awards, as well as various benefits which are presently available to all employees of the Company. Each component of the executive officer compensation program is discussed in greater detail below.

 Base Salary

   The Compensation Committee's recommendations regarding the base salary of each of the Company's executive officers, including the Chief Executive Officer, are based on a number of factors, including the executive officer's experience and past performance, the level of skill and responsibility required by the executive's position and his or her qualifications for the position. The Compensation Committee also considers competitive salary information gathered by outside consultants and through comparative surveys pertaining specifically to the medical device industry as well as to companies of similar size in other industries. As a result, the population of companies for which competitive salary data is obtained is broader than the industry peer group established to compare shareholder returns in the Performance Graph set forth below. In general, the Compensation Committee seeks to set executive officer base salary at moderately to aggressively competitive levels in relation to the companies with which the Company competes for executives. Base salaries are determined prior to the beginning of each fiscal year following a review of the above factors by the Compensation Committee and may also be adjusted based on Company performance and the executive officer's impact thereon, cost of living, promotion or merit factors.

   The base salary compensation component for each executive officer, other than Ms. Gilles, was determined by Ms. Gilles and reviewed and approved by the Compensation Committee based on the factors discussed above. Ms. Gilles' base salary was increased in fiscal 1999 and 2000, as shown in the Summary Compensation Table, based upon the Compensation Committee's consideration of the aforementioned factors.

 Annual Cash Incentive Compensation

   The Company's annual cash incentive compensation program is designed to provide a direct financial incentive to the Company's executive officers, including the Chief Executive Officer, for the achievement of specific Company and individual performance goals.

   Under general guidelines established by the Compensation Committee, each of the Company's executive officers, including the Chief Executive Officer, are eligible to receive up to 20% of their base salary in annual cash incentive compensation based on certain criteria established by the Compensation Committee. Of this amount, the Compensation Committee's guidelines provide that 40% is based on achievement of internal segment net revenue goals, 40% on the achievement of internal segment operating income goals and the remaining 20% on a subjective evaluation by the Compensation Committee of the individual executive officer's performance during the period. At the Compensation Committee's discretion, the amount of annual cash incentive compensation may be increased to more than 20% of an executive officer's base salary in the event of performance by that executive above and beyond what is normally called for by the executive's position. Cash incentive compensation for Ms. Gilles and Ms. Magnuson is determined according to the above guidelines taking both of the Company's segments into account equally. Incentive compensation for fiscal 2000 was earned by all executive officers in accordance with the plan discussed above and as presented in the Summary Compensation Table.

 Stock Option Program

   By granting options to purchase Common Stock to the executive officers of the Company, the Compensation Committee seeks to align the long-term interests of the Company's executive officers with those of its shareholders by creating a strong and direct nexus between executive compensation and shareholder return and enabling executives to develop and maintain a significant ownership position in the Company.

   The 1995 Plan authorizes the Compensation Committee to issue to executive officers, including the Chief Executive Officer, incentive stock options having an exercise price not less than the fair market value of the Common Stock on the date of grant (or, for an incentive option granted to a person holding more than 10% of the Company's voting stock, at not less than 110% of fair market value), and non-statutory options having an exercise price not less than 85% of the fair market value of the Common Stock on the date of grant. Options granted under the 1995 Plan have a term fixed by the Compensation Committee at the time of grant, which term may not exceed 10 years. All other terms of options granted under the 1995 Plan may be determined by the Compensation Committee and different restrictions may be established with respect to different recipients of stock options.

   General guidelines established by the Compensation Committee provide for the grant to each executive officer, including the Chief Executive Officer, options having a value up to 20% of such executive officer's base salary on the date of grant, calculated on the basis of the fair market value of the Common Stock underlying the options on the date of grant. The Compensation Committee determines the number of options and the terms and conditions of such options based on certain factors, including the past performance of the executive officer, the executive officer's potential impact on the achievement of the Company's objectives, past grants or awards of stock-based compensation and on comparative compensation data regarding option grants by companies within the medical device industry as well as within a broader group of companies of comparable size and complexity. Additionally, options may be granted to an executive officer as an incentive at the time the executive officer joins the Company.

   During fiscal 2000, based upon the aforementioned guidelines and factors, Mr. Boor Boor was awarded a three-year option grant equal to 15% of his incremental base salary upon his appointment to Chief Operating Officer of Jerneen, vesting in annual installments through October 31, 2002. This grant of options is in addition to his option grant in fiscal 1999, which also vests in annual installments through October 31, 2002. In fiscal 2000, Mr. Boor Boor was also awarded options to purchase 12,000 shares of stock which vest in February 2004, in recognition of the vital role he plays in the long term success of the Company and to provide additional incentive to continue employment with the Company.

 Restricted Stock Awards

   The Compensation Committee may also grant stock-based compensation to the Company's executive officers in the form of restricted stock awards. Under general guidelines established by the Compensation Committee, executive officers of the Company are eligible to receive awards of restricted stock having a value equal to up to 10% of their base salary in a given year, divided by the market price of the Common Stock on the date of grant. Although each award of restricted stock is subject to terms and conditions established by the Compensation Committee, such awards generally consist of four-year grants of the number of shares determined as provided above, which vest in equal installments over the four year period conditioned on the executive's continued employment by the Company. In determining whether to grant shares of restricted stock to an executive officer of the Company, the Compensation Committee evaluates the past performance of the executive officer, the executive officer's potential impact on the achievement of the Company's objectives and past grants or awards of stock-based compensation to the executive officer.

   During fiscal 2000, based upon the aforementioned guidelines and factors, Mr. Boor Boor was awarded a three-year award of restricted stock equal to 10% of his incremental base salary upon his appointment to Chief Operating Officer of Jerneen, vesting in annual installments through October 31, 2002. This grant is in addition to his award of restricted stock in fiscal 1999, which also vests in annual installments through October 31, 2002.

 Benefits

   The Company provides medical, dental and life and disability insurance benefits as well as a 401(k) retirement plan and a stock purchase plan to the executive officers. The same benefits are available to all Company employees. The amount of perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of each executive officer's annual salary for fiscal 2000.

 Section 162(m)

   Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of certain compensation paid to each of the chief executive officer and the four other most highly compensated executives of a publicly held corporation to $1,000,000. In fiscal 2000, the Company did not pay "compensation" within the meaning of Section 162(m) to such executive officers in excess of $1,000,000 and does not believe it will do so in the near future. Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under
Section 162(m), but will formulate such a policy if compensation levels ever approach $1 million.

                                          Richard W. Perkins (Chair)
                                          William G. Kobi
                                          Anton R. Potami
                                          Members of the Compensation
                                           Committee

Management Agreements

   Each of the executive officers of the Company named in the Summary Compensation Table has entered into a severance agreement providing severance benefits upon termination resulting from a change of control with the Company. These severance agreements provide for certain payments in the event that within twelve months subsequent to a change in control of the Company or, in certain circumstances, immediately prior to a change in control of the Company, the officer's employment is terminated involuntarily by the Company or by the executive officer due to a material change of position or benefits of the executive officer (a "Qualifying Termination"). As defined in these agreements, a "change in control" means: (i) the sale, lease, exchange, or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to any third party; (ii) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or (iii) a change in control of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of a Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided that, without limitation, such a change in control will be deemed to have occurred at such time as: (A) any third party is or becomes the beneficial owner, directly or indirectly, of 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote for elections of directors, or (B) individuals who constitute the Board on the date of the agreement (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date of the agreement whose election, or nomination for election, by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director without objection to such nomination) will, for purposes of this clause (B), be deemed to be a member of the Incumbent Board.

   Upon a Qualifying Termination, in addition to salary and benefits then due and in addition to any other benefits due under the Company's compensation plans, the terminated executive officer is entitled to: (a) a lump sum payment equal to the product of the executive officer's highest monthly compensation for the previous twelve month period multiplied by thirty-six (36); (b) reimbursement for all legal fees and expenses incurred by the executive officer as a result of such termination; and (c) for a thirty-six (36) month period following such termination, life and health insurance benefits substantially similar to those the executive officer was receiving at the time of termination.

   The severance agreements for the executive officers, as amended in fiscal 2000, provide that in the event that any payment or benefit received by the executive officer pursuant to the severance agreement or any other payments the officer has the right to receive from the Company in connection with a change in control of the Company would not be deductible by the Company under Section 280G of the Code, two calculations will be performed. In the first calculation, the payments, benefits or awards to be received solely pursuant to the severance agreement (and excluding any benefits to be received from the existing stock option and incentive plan) will be reduced by the amount the Company deems necessary so that none of the payments or benefits under the severance agreement (including those from the existing stock option and incentive plan) are excess parachute payments. In the second calculation, the payments will not be reduced so as to eliminate an excess parachute payment, but will be reduced by the amount of the applicable excise tax that the officer will pay related to all change in control benefits received as imposed by section 4999 of the Code. The two calculations will be compared and the calculation providing the largest net payment to the employee will be utilized to determine the change in control payments made to the officer.

Certain Transactions

   In 1997, the Company entered into a distribution agreement with Scanlan International, Inc. ("Scanlan International"), a medical and surgical products distributor, granting Scanlan International the exclusive right to act as a sales representative for the Company's products within Latin America. Mr. Timothy M. Scanlan is the Chairman of the Board of Directors of the Company and is the President and Chief Executive Officer of the parent company of Scanlan International. In exchange for marketing and selling the Company's products, Scanlan International earned a commission of 20% on net sales to Latin America during the term of the agreement. In January 2000, the Company and Scanlan International mutually agreed to terminate the distribution agreement. Commissions paid to Scanlan International totaled $300, $4,000 and $2,000 for fiscal 2000, 1999 and 1998, respectively.

Performance Graph

   In accordance with the rules of the SEC, the following performance graph compares the performance of the Company's Common Stock on the Nasdaq SmallCap Market prior to September 21, 1995, and on the Nasdaq National Market thereafter, to an index for the Nasdaq Stock Market (U.S. Companies) prepared by the Center for Research in Securities Prices and to a self-determined peer group of six (1) companies identified at the bottom of the graph.

   The following performance graph compares the cumulative total stockholder return as of the end of each of the Company's last five fiscal years on $100 invested at the beginning of the period and assumes reinvestment of all dividends.

                Comparison of Five-Year Cumulative Total Returns
                    Performance Graph for Bio-Vascular, Inc.
                        [Performance graph appears here]

CRSP Total Returns
Index for:                 10/1995  10/1996  10/1997  10/1998  10/1999  10/2000
-------------------------- -------  -------  -------  -------  -------  -------
Bio-Vascular, Inc.          100.0     44.7     34.2     32.5     20.5     43.3
Nasdaq Stock Market
 (US Companies)             100.0    118.0    155.3    173.8    293.7    332.7
Self-Determined Peer Group  100.0     82.0     71.9     50.1     51.7     61.5
----------
Companies in the Self-Determined Peer Group
     ATS MEDICAL INC                          ANGEION CORP
     MINNTECH CORP                            POSSIS MEDICAL INC
     REHABILICARE INC                         ROCHESTER MEDICAL CORP
Notes:
   A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
   B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
   C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
   D.  The index level for all series was set to $100.0 on 10/31/1995.

(1) In prior years, the self-determined peer group of companies included Everest Medical Corporation, in addition to the six companies noted above. Everest Medical Corporation has been omitted from the Company's current year self-determined peer group since it was acquired during fiscal 2000 and is no longer operating as an independent, publicly traded company.

           PROPOSAL TO AMEND THE COMPANY'S 1995 STOCK INCENTIVE PLAN

Introduction

   The Company's 1995 Stock Incentive Plan was first approved by the Board of Directors of the Company in December 1995 and adopted by the Company's shareholders in March 1996. The 1995 Plan was intended to replace the Company's 1988 Stock Option Plan ("1998 Plan"), as well as the 1990 Management Incentive Stock Option Plan ("1990 Plan") and the 1992 Stock Option Plan ("1992 Plan") adopted by the Company in connection with the acquisition of its former subsidiary, Vital Images, Inc.

   The 1995 Plan currently provides for awards to eligible recipients of: (i) options to purchase Common Stock that qualify as "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Options"); (ii) options to purchase Common Stock that do not qualify as Incentive Options ("Non-Statutory Options"); (iii) restricted stock awards ("Restricted Stock Awards"); (iv) performance units ("Performance Units"); and (v) stock bonuses ("Stock Bonuses"). Incentive Options and Non-Statutory Options are referred to as "Options," and Options, Restricted Stock Awards, Performance Units and Stock Bonuses are collectively referred to as "Incentive Awards."

   On November 28, 2000, the Board amended the 1995 Plan, subject to shareholder approval, to increase the number of shares of Common Stock specifically reserved for issuance under the 1995 Plan by 425,000 shares, from 810,000 shares to 1,235,000 shares. The Company's shareholders are being asked to approve this amendment at the Annual Meeting. A copy of the amended 1995 Plan can be found as Appendix B to the Company's 2001 Proxy statement as filed with the SEC.

Reasons for Amendment

   The increase in the number of shares of Common Stock specifically reserved for issuance under the 1995 Plan from 810,000 shares to 1,235,000 shares is necessary to permit the Company to continue the operation of the 1995 Plan for the benefit of new participants, as well as to allow additional awards to current participants in the 1995 Plan. The Board of Directors initially reserved 410,000 shares of Common Stock for issuance under the 1995 Plan, plus the number of shares remaining available under the 1988 Plan or which later became available under the 1988, 1990 or 1992 Plans as a result of forfeiture or cancellation. The Company's shareholders approved a proposal to increase the number of shares reserved for issuance under the 1995 Plan by 400,000 to 810,000 in February 1999. Through October 31, 2000, the Board of Directors has granted Incentive Awards under the 1995 Plan, which includes shares granted under the 1988, 1990 and 1992 Plans, covering an aggregate of 1,496,235 shares of Common Stock. See "Awards Under the 1995 Plan" below. If this proposal is approved, 740,543 shares of Common Stock, plus any shares contributed to the 1995 Plan from the 1988, 1990 or 1992 Plans due to future forfeitures or cancellations, will be available for future grants under the 1995 Plan.

Summary of the 1995 Stock Incentive Plan, as Amended

   The major features of the 1995 Plan are summarized below, which summary is qualified in its entirety by reference to the actual text of the 1995 Plan. The Company will furnish without charge a copy of the 1995 Plan to any shareholder of the Company as of January 5, 2001, upon receipt from any such person of an oral or written request for the 1995 Plan. Such request should be sent to the Company at Bio-Vascular, Inc., 2575 University Avenue, Saint Paul, Minnesota 55114, Attn: Shareholder Relations, or made by telephone at (651) 603-3700.

 General

   The purpose of the 1995 Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to attract and retain persons of ability to perform services for the Company and its subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

   The 1995 Plan is administered by a committee of the Board of Directors (the "Committee") consisting of not less than two members of the Board who are "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee selects the participants to be granted Incentive Awards under the 1995 Plan (the "Participants"), determines the nature and extent of the Incentive Awards granted to the Participants, the time or times when Incentive Awards will be granted, the duration of each Incentive Award and the discretionary terms and conditions of each grant not otherwise fixed under the 1995 Plan. In addition, the Committee will have the authority under the 1995 Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both. The Company expects that the 1995 Plan will continue to be administered by the Compensation Committee of the Board of Directors.

   Eligible recipients of Incentive Awards under the 1995 Plan include all full-time or part-time employees of the Company or any subsidiary and any non-employee directors, consultants and independent contractors of the Company or any subsidiary. The Company intends that Incentive Awards be granted under the 1995 Plan to those eligible persons who are performing vital services in the management, operations and development of the Company or a subsidiary and significantly contribute to the achievement of long-term, corporate economic objectives.

   The 1995 Plan will terminate on December 18, 2005, unless sooner terminated by action of the Board of Directors. No Award will be granted after termination of the 1995 Plan. A maximum of 1,235,000 shares of Common Stock are specifically reserved for issuance under the amended 1995 Plan, not including those shares contributed to the 1995 Plan from the 1988, 1990 and 1992 Plans. In the event of any reorganization, merger, recapitalization, stock dividend, stock split or similar change in the corporate structure or shares of the Company, appropriate adjustments will be made to the number and kind of shares reserved under the 1995 Plan and under outstanding Incentive Awards and to the exercise price of outstanding Options. The Board of Directors may amend the 1995 Plan in any respect without stockholder approval, unless stockholder approval is then required by federal securities or tax laws or the rules of any stock exchange or Nasdaq. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the 1995 Plan, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, provided that a Participant may designate a beneficiary to receive an Incentive Award upon such Participant's death.

 Options

   The exercise price for Non-Statutory Options may not be less than 85% of the fair market value of the Common Stock on the date the Non-Statutory Options are granted. Incentive Options may not be granted with an exercise price that is less than 100% of the fair market value of the Common Stock on the date the Incentive Options are granted, except that Incentive Options granted to persons owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary may not be granted with an exercise price that is less than 110% of the fair market value on the date of grant. In determining the fair market value of the Company's Common Stock, the Committee will use the average of the high and low sale prices of the Common Stock as reported on the Nasdaq National Market as of the date of grant, or, if no shares were traded on such day, as of the first day preceding such day on which there was a trade. On January 12, 2001, the last sale price for a share of Common Stock was $4.44, as reported on the Nasdaq National Market.

   Payment of an option exercise price will be made entirely in cash; provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a broker exercise notice, a promissory note or previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise equal to the payment required, or by a combination of such methods. The Committee may also, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation by tender of a broker exercise notice, a promissory note or previously acquired shares, or by a combination of such methods.

   Options may not be transferred other than by will or the laws of descent and distribution or to a beneficiary designated by the Participant as provided in the 1995 Plan, and during the lifetime of a Participant may be exercised only by the Participant. Options will become exercisable at such times and in such installments as determined by the Committee and may be exercised in whole or in part from time to time thereafter, subject to the terms and conditions set forth in the 1995 Plan; provided, however, that no Option may be exercisable after 10 years from its date of grant. To the extent that any Incentive Option granted under the 1995 Plan ceases for any reason to qualify as an "incentive stock option" for purposes of the federal tax laws, such option will continue to be outstanding for purposes of the 1995 Plan as a Non-Statutory Option.

 Restricted Stock Awards

   Restricted Stock Awards are grants to Participants of shares of Common Stock that are subject to restrictions on transferability and subject to the possibility of forfeiture under terms and conditions set by the Committee. The Committee may impose such restrictions or conditions, not inconsistent with the 1995 Plan, as the Committee may deem appropriate, including, without limitation, that the Participant remain continuously employed by the Company for a period of time or that the Participant or the Company satisfy certain performance goals or criteria. Unless provided otherwise by the Committee in the exercise of its sole discretion, Participants holding Restricted Stock Awards will have voting and liquidation rights with respect to the number of shares of Common Stock underlying the Restricted Stock Awards as if the Participant were the holder of such number of shares of Common Stock, but any dividends and distributions with respect to such shares of unvested Common Stock will be subject to the same restrictions as the shares.

 Performance Units

   Performance Units are rights to receive a payment from the Company in the form of stock, cash or a combination of both, upon the achievement of established performance criteria. Such criteria may include achievement by the Participant, the Company or a specified business unit or subsidiary of predetermined performance goals approved by the Compensation Committee at the time the Performance Units are awarded.

 Stock Bonuses

   Stock Bonuses are awards of Common Stock granted to Participants, subject to such terms and conditions as may be determined by the Committee. Participants receiving Stock Bonuses will have all voting, dividend, liquidation and other rights with respect to, and upon becoming the record holder of, the shares of Common Stock issued as the Stock Bonus, but the Committee may place such restrictions on the transfer or assignability of shares received as a Stock Bonus as it may deem appropriate.

 Effect of Termination of Employment

   If a Participant ceases to be employed by or render services to the Company and all subsidiaries due to death, Disability (as defined below) or Retirement (as defined below), (i) all outstanding Options then held by the Participant will become immediately exercisable in full and will remain exercisable for a period of one year in the case of death or Disability and three months in the case of Retirement (but in no event after the expiration date of the Option),
(ii) all Restricted Stock Awards then held by the Participant will become fully vested, and (iii) all outstanding Performance Units and Stock Bonuses will vest and/or continue to vest in the manner set forth in the Award Agreement evidencing such Performance Units or Stock Bonuses. For purposes of the 1995 Plan, "Disability" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or subsidiary of the Company then covering the Participant or, if no such plan exists or is inapplicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code. "Retirement" means termination of employment or service pursuant to the regular retirement/pension plan or practice of the Company or subsidiary of the Company then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by such plan or practice for the purposes of the 1995 Plan.

   If a Participant's employment is terminated for any other reason, all rights of the Participant under the 1995 Plan and any Incentive Awards will immediately terminate without notice of any kind, and no Options then held by the Participant will thereafter be exercisable, all outstanding Restricted Stock Awards that have not vested as of such termination will be terminated and forfeited, and all outstanding Performance Units and Stock Bonuses will vest and/or continue to vest in the manner determined by the Committee and set forth in the Award Agreement evidencing such Performance Units or Stock Bonuses. However, if a Participant's termination is due to any reason other than termination by the Company or any subsidiary for "cause," all outstanding Options then held by the Participant will remain exercisable to the extent exercisable as of such termination for a period of three months thereafter (but in no event after the expiration date of any such Option). "Cause" will be determined by the Committee and is as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (iv) any material breach of any employment, service, confidentiality or noncompete agreement.

 Change in Control of the Company

   Unless otherwise provided in an agreement evidencing an Incentive Award, in the event of a "Change in Control" of the Company (as defined below), all outstanding Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, all Restricted Stock Awards will become immediately and fully vested and all Performance Units and Stock Bonuses will vest and/or continue to vest according to the terms of the agreements evidencing such awards. In addition, in the event of such a Change in Control, the Committee, in its sole discretion, may provide that some or all Participants holding outstanding Options will receive for each share of Common Stock subject to such Options cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of a Change in Control over the exercise price per share of such Options.

   For purposes of the 1995 Plan, a "Change in Control" of the Company will be deemed to have occurred, among other things, upon (i) the sale or other disposition of substantially all of the assets of the Company, (ii) the approval by the Company's shareholders of a plan or proposal for the liquidation or dissolution of the Company, (iii) a merger or consolidation to which the Company is a party if the Company's shareholders immediately prior to the merger or consolidation beneficially own, immediately after the merger or consolidation, securities of the surviving corporation representing (A) more than 50%, but not more than 80%, of the combined voting power of the surviving corporation's then outstanding securities having the right to vote at elections of directors, unless the transaction was approved in advance by the Incumbent Directors (defined as the directors in office as of the effective date of the 1995 Plan or any persons who subsequently become directors and whose election or nomination was approved by at least a majority of Incumbent Directors), or
(B) 50% or less of the combined voting power of the surviving corporation's then outstanding securities (regardless of any approval by the Incumbent Directors), (iv) any person becoming, after the effective date of the 1995 Plan, the beneficial owner of (A) 20% or more, but not 50% or more, of the combined voting power of the Company's Common Stock, unless the transaction resulting in such ownership was approved in advance by the Incumbent Directors, or (B) 50% or more of the combined voting power of the Company's Common Stock (regardless of any approval by the Incumbent Directors); (v) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or (vi) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act.

Federal Income Tax Consequences

   The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include foreign, state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to directors, officers or greater than 10% stockholders of the Company or to any individual Participant who receives an Incentive Award.

 Incentive Options

   There will not be any federal income tax consequences to either the Participant or the Company as a result of the grant to an employee of an Incentive Option under the Stock Incentive Plan. The exercise by a Participant of an Incentive Option also will not result in any federal income tax consequences to the Company or the Participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Option, determined at the time of exercise, over the amount paid for the shares by the Participant will be includable in the Participant's alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the Participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

   If the Participant disposes of the Incentive Option shares acquired upon exercise of the Incentive Option, the federal income tax consequences will depend upon how long the Participant has held the shares. If the Participant does not dispose of the shares within two years after the Incentive Option was granted, nor within one year after the Participant exercised the Incentive Option and the shares were transferred to the Participant, then the Participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the Participant realized on disposition of the shares, and (ii) the option price at which the Participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

   If the Participant does not satisfy both of the above holding period requirements (a "disqualifying disposition"), then the Participant will be required to report as ordinary income, in the year the Participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the Incentive Option, or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the Participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

 Non-Statutory Options

   Neither the Participant nor the Company incurs any federal income tax consequences as a result of the grant of a Non-Statutory Option. Upon exercise of a Non-Statutory Option, a Participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. The Participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

   At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of a Non-Statutory Option, any gain or loss will be a capital gain or loss. Whether such capital gain or loss will be long-term or short-term capital gain or loss depends on the holding period.

   In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a Non-Statutory Option for any amounts includable in the taxable income of the Participant as ordinary income, provided the Company complies with any applicable withholding requirements.

 Restricted Stock Awards

   With respect to shares issued pursuant to a Restricted Stock Award that are not subject to a substantial risk of forfeiture, a Participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt. With respect to shares that are subject to a substantial risk of forfeiture, a Participant may file an election under Section 83(b) of the Code within 30 days after the shares are received to include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt (determined as if the shares were not subject to any risk of forfeiture). The Company will receive a corresponding tax deduction, provided that proper withholding is made. If a Section 83(b) election is made, the Participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the Restricted Stock Award.

   A Participant who does not make a Section 83(b) election within 30 days of the receipt of a Restricted Stock Award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares. The Company will receive a corresponding tax deduction, provided that proper withholding is made. At the time of a subsequent sale or disposition of any shares of Common Stock issued in connection with a Restricted Stock Award as to which the restrictions have lapsed, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

 Performance Units

   A Participant who receives a Performance Unit will not recognize any taxable income at the time of the grant. Upon settlement of the Performance Unit, the Participant will realize ordinary income in an amount equal to the cash and the fair market value of any shares of Common Stock received by the Participant. Provided that proper withholding is made, the Company would be entitled to a compensation expense deduction for any amounts includable by the Participants as ordinary income.

 Stock Bonuses

   With respect to shares issued pursuant to a Stock Bonus, a Participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received as of the date of receipt. The Company will receive a corresponding tax deduction, provided that proper withholding is made. At the time of a subsequent sale or disposition of any shares of Common Stock issued in connection with a Stock Bonus, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the shares were received.

 Excise Tax on Parachute Payments

   The Code also imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Code and denies tax deductibility to the Company on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, stockholders, or highly compensated individuals, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company. For example, acceleration of the exercisability of Options, or the vesting of Restricted Stock Awards, upon a change in control of the Company may constitute parachute payments, and in certain cases, "excess parachute payments."

   Section 162(m)

   Under Section 162(m) of the Code, the deductibility of certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies is limited to $1,000,000. Compensation for this purpose generally includes any items of compensation expense described above in connection with Incentive Awards under the 1995 Plan. However, certain types of compensation are excepted from this limit, including compensation that qualifies as "performance-based compensation." Under Section 162(m), any compensation expense resulting from the exercise of Options under the 1995 Plan with exercise prices equal to (or greater than) the fair market value of the Common Stock on the date of grant should qualify as "performance-based compensation" excepted from the limit of Section 162(m). However, compensation expense in connection with any other Incentive Awards under the 1995 Plan will be subject to this limit.

Awards Under the 1995 Plan

   As of October 31, 2000, the Company has granted Options under the 1995 Plan as follows: Ms. Gilles, 194,138 shares; Mr. Boor Boor, 27,191 shares; Mr. Buche, 32,658 shares; Ms. Magnuson, 30,467 shares; Dr. Oray, 24,066 shares; all executive officers of the Company as a group, 308,520 shares; and non-executive employees of the Company as a group, 396,427 shares. None of the non-executive directors of the Company have received awards under the 1995 Plan. See "Executive Compensation--Compensation Committee Report on Executive Compensation." Neither the number or types of any future Option or Incentive Awards to be received by or allocated to any participants under the 1995 Plan is presently determinable.

Board of Directors Recommendation

   The Board of Directors recommends that the shareholders vote FOR approval and ratification of the proposal to increase the number of shares reserved under the 1995 Plan. The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote in person or by proxy on this matter at the Annual Meeting, and at least a majority of the minimum number of votes necessary for a quorum, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during, or with respect to, the period ended October 31, 2000: a grant of stock options to directors Mr. Anton R. Potami and Mr. Timothy M. Scanlan upon their anniversary date in March 2000 was filed in a report on Form 5 (required by Section 16 of the Exchange Act) for the fiscal year ended October 31, 2000 in December 2000.

                              INDEPENDENT AUDITORS

   The Audit Committee has not met to select the independent certified public accountants to audit the Company's financial statements for the year ending October 31, 2001. PricewaterhouseCoopers LLP was the Company's independent public accounting firm for fiscal 2000. The Company has requested and expects a representative of PricewaterhouseCoopers LLP to be present at the Annual Meeting to make a statement if he or she so desires and to respond to appropriate questions.

                     PROPOSALS FOR THE NEXT ANNUAL MEETING

   Shareholder proposals intended to be presented in the proxy materials relating to the next Annual Meeting of Shareholders must be received by the Company on or before September 24, 2001 and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

   A shareholder who wishes to make a proposal at the next Annual Meeting without including the proposal in the Company's proxy statement must notify the Company by December 5, 2001. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Company for the next Annual Meeting will have discretionary authority to vote on the proposal.

                                 ANNUAL REPORT

   THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000 TO EACH PERSON WHO WAS A SHAREHOLDER OF THE COMPANY AS OF JANUARY 5, 2001, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO: BIO-VASCULAR, INC., 2575 UNIVERSITY AVENUE, #180, ST. PAUL, MINNESOTA, 55114-1024; ATTN: SHAREHOLDER INFORMATION, OR BY ELECTRONIC MAIL TO INFO@BIOVASCULAR.COM.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ M. Karen Gilles
                                          M. Karen Gilles
                                          President and Chief Executive
                                           Officer

January 25, 2001
St. Paul, Minnesota

                                                                      Appendix A

                            AUDIT COMMITTEE CHARTER
                               BIO-VASCULAR, INC.

 Organization

   There shall be a committee of the Board of Directors (the "Board") of Bio-Vascular, Inc. (the "Company") known as the audit committee (the "Committee"). This charter shall govern the operations of the Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board.

 Statement of Policy

   The Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company's consolidated financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's consolidated financial statements, and the legal compliance and ethics programs as established by management and the Board. In doing so, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

 Composition and Qualifications

   The members of the Committee shall be appointed by the Board and shall consist of at least three directors. Each member of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement or shall become able to do so within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the member's financial sophistication. All Committee members shall be "independent directors" as defined in Nasdaq Stock Market Rule 4200(a)(14), as it may be amended from time to time.

 Responsibilities and Processes

   The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, resolve disagreements between management and the independent auditors or assure compliance with laws and regulations and the Company's corporate policies. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to react more effectively to changing conditions and circumstances. The Committee shall take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

   The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. These processes are set forth as a guide, with the understanding that the Committee may supplement them as appropriate.

  . The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors.

  . The Committee shall discuss with the independent auditors the overall scope and plans for their audits. In addition, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee may meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

  . The Committee shall review the interim financial statements with management and the independent auditors prior to public release of quarterly results or, if quarterly results are not released, prior to the filing of the Company's Quarterly Report on Form 10-Q. The Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair or other designated representative of the Committee may represent the entire Committee for purposes of this review.

  . The Committee shall review with management and the independent auditors the consolidated financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K), including their judgment about the quality (not just acceptability) of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the consolidated financial statements. In addition, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. Further, the Committee shall indicate to the Board whether the Committee recommends that the audited financial statements be included in the Company's Annual Report on Form 10-K and shall review and approve the report required to be included in the Company's annual proxy statement.

Approved by Bio-Vascular, Inc.
   Board of Directors
   May 23, 2000

                                                                      Appendix B

                               BIO-VASCULAR, INC.
                            1995 STOCK INCENTIVE PLAN
      (As Amended March 19, 1997, December 31, 1998 and November 28, 2000)


     Section 1. Purpose of Plan. The purpose of the Bio-Vascular, Inc. 1995 Stock Incentive Plan (the "Plan") is to advance the interests of Bio-Vascular, Inc. (the "Company") and its shareholders by enabling the Company and its Subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives. In connection with the Company's distribution of all of the outstanding shares of the common stock of Vital Images, Inc. ("Vital Images") (the "Spin-Off"), certain amendments to the Plan have been effected in order to allow awards under the Plan made to Vital Images employees to continue following the effective date of the Spin-Off.

     Section 2. Definitions. The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

     (a) "Board" means the Board of Directors of the Company.

     (b) "Broker Exercise Notice" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

     (c) "Change in Control" means an event described in Section 12(a) of the Plan.

     (d) "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Committee" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

     (f) "Common Stock" means the common stock of the Company, par value $.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4(c) of the Plan.

     (g) "Disability" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Employer or Subsidiary of the Employer then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

     (h) "Eligible Recipients" means all employees, non-employee directors, consultants and independent contractors of the Company or any Subsidiary of the Company.

     (i) "Employer" means the Company if the Participant renders employment or other services to the Company or any Subsidiary of the Company and means Vital Images if the Participant renders employment or other services to Vital Images or any Subsidiary of Vital Images.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (k) "Fair Market Value" means, with respect to the Common Stock, the following:

          (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the Nasdaq National Market, the closing price of the Common Stock on such exchange or reported by the Nasdaq National Market as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade).

          (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the Nasdaq National Market, and bid and asked prices therefor in the over-the-counter market are reported by the Nasdaq SmallCap Market or the National Quotation Bureau, Inc. (or any comparable reporting service), the closing price as of such date, as so reported by the Nasdaq SmallCap Market, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service).

          (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the Nasdaq National Market, and such bid and asked prices are not so reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion. The Committee shall not be required to obtain an appraisal within six months of the adoption of the Plan. The Committee's determination as to the current value of the Common Stock shall be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Participants and their respective successors-in-interest. No member of the Board of the Committee shall be liable for any determination regarding current value of the Common Stock that is made in good faith.

     (l) "Incentive Award" means an Option, Restricted Stock Award, Performance Unit or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

     (m) "Incentive Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

     (n) "Non-Statutory Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

     (o) "Option" means an Incentive Stock Option or a Non-Statutory Stock
Option.

     (p) "Participant" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

     (q) "Performance Unit" means a right granted to an Eligible Recipient pursuant to Section 8 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established performance or other goals.

     (r) "Previously Acquired Shares" means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

     (s) "Restricted Stock Award" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 7.

     (t) "Retirement" means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board of Directors of the Employer for purposes of the Plan, early) retirement/pension plan or practice of the Employer or Subsidiary of the Employer then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Employer's plan or practice, for purposes of this determination.

     (u) "Securities Act" means the Securities Act of 1933, as amended.

     (v) "Stock Bonus" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 9 of the Plan.

     (w) "Subsidiary" means (i) when used in reference to the Company, any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee or (ii) when used in reference to Vital Images, any entity that is directly or indirectly controlled by Vital Images or any entity in which Vital Images has a significant equity interest, as determined by the Vital Images Committee.

     (x) "Tax Date" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

     (y) "Vital Images Committee" means the group of individuals administering the Vital Images, Inc. 1995 Stock Incentive Adjustment Plan.

     Section 3. Plan Administration.

     (a) The Committee. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Plan will be administered by a committee (the "Committee") consisting solely of not less than two members of the Board who are "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

     (b) Authority of the Committee.

          (i) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following:
     (A) the Eligible Recipients to be selected as Participants; (B) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which

     Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (C) the time or times when Incentive Awards will be granted; (D) the duration of each Incentive Award; and (E) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

          (ii) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive Award, however, whether pursuant to this
     Section 3(b) or any other provisions of the Plan, will be deemed to be a regrant of such Incentive Award for purposes of this Plan.

          (iii) In the event of (A) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (B) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (C) any change in accounting principles or practices, or (D) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

     (c) Cooperation Between Committees. The Committee and the Vital Images Committee will reasonably cooperate with each other to promote the purposes of the Plan.

     Section 4. Shares Available for Issuance.

     (a) Maximum Number of Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 1,235,000 shares of Common Stock, plus any shares of Common Stock which, as of the date the Plan is approved by the shareholders of the Company, are reserved for issuance under the Company's 1988 Stock Option Plan, the 1990 Management Incentive Stock Option Plan and the 1992 Stock Option Plan and which are not thereafter issued or which have been issued but are subsequently forfeited and which would otherwise have been available for further issuance under such plans. Notwithstanding any other provisions of the Plan to the contrary, no Participant in the Plan may be granted any Options, or any other Incentive Awards with a value based solely on an increase in the value of the Common Stock after the date of grant, relating to more than 50,000 shares of Common Stock in the aggregate in any fiscal year of the Company (subject to adjustment as provided in Section 4(c) of the Plan); provided, however, that a Participant who is first appointed or elected as an officer, hired as an employee or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties may be granted, during the fiscal year of such appointment, election, hiring, retention or promotion, Options or such other Incentive Awards relating to up to 200,000 shares of Common Stock (subject to adjustment as provided in Section 4(c) of the Plan).

     (b) Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for further issuance under the Plan.

     (c) Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind and, where applicable, exercise price of securities subject to outstanding Incentive Awards.

     Section 5. Participation. Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Employer or its Subsidiaries; provided, however, that Participants will also include those individuals employed by Vital Images as of the effective date of the Spin-Off who held Awards as of such date, whose Awards will continue thereafter according to the terms and conditions of the Plan. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

     Section 6. Options.

     (a) Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an "incentive stock option" for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

     (b) Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that (i) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option (110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company), and (ii) such price will not be less than 85% of the Fair Market Value of one share of Common Stock on the date of grant with respect to a Non-Statutory Stock Option.

     (c) Exercisability and Duration. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option may be exercisable after 10 years from its date of grant.

     (d) Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares, a promissory note (on terms acceptable to the Committee in its sole discretion) or by a combination of such methods.

     (e) Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Secretary) at its principal executive office in St. Paul, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6(d) of the Plan.

     Section 7. Restricted Stock Awards.

     (a) Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Employer or a Subsidiary of the Employer for a certain period or that the Participant or the Employer (or any Subsidiary or division thereof) satisfy certain performance goals or criteria.

     (b) Rights as a Shareholder; Transferability. Except as provided in Sections 7(a), 7(c) and 13(c) of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 7 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

     (c) Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

     (d) Enforcement of Restrictions. To enforce the restrictions referred to in this Section 7, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

     Section 8. Performance Units. An Eligible Recipient may be granted one or more Performance Units under the Plan, and such Performance Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Units as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Employer or any Subsidiary of the Employer for a certain period or that the Participant or the Employer (or any Subsidiary or division thereof) satisfy certain performance goals or criteria. The Committee will have the sole discretion either to determine the form in which payment of the economic value of vested Performance Units will be made to the Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by the Participant of the form of such payment.

     Section 9. Stock Bonuses. An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under this Section 9 upon the Participant becoming the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the assignment or transfer of a Stock Bonus as it deems appropriate.

     Section 10. Effect of Termination of Employment or Other Service. The transfer by a Participant of employment or other service from one Employer or its Subsidiaries to the other Employer or its Subsidiaries will not be deemed to constitute a termination of employment or other service for purposes of this Plan.

     (a) Termination Due to Death, Disability or Retirement. In the event a Participant's employment or other service with the Employer and all of its Subsidiaries is terminated by reason of death, Disability or Retirement:

          (i) All outstanding Options then held by the Participant will become immediately exercisable in full and will remain exercisable for a period of one year (three months in the case of Retirement) after such termination (but in no event after the expiration date of any such Option);

          (ii) All Restricted Stock Awards then held by the Participant will become fully vested; and

          (iii) All Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

     (b) Termination for Reasons Other than Death, Disability or Retirement.

          (i) In the event a Participant's employment or other service is terminated with the Employer and all of its Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Employer (unless the Participant continues in the employ or service of an Employer or another Subsidiary thereof), all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, and no Options then held by the Participant will thereafter be exercisable, all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, and all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses; provided, however, that if such termination is due to any reason other than termination by the Employer or any Subsidiary of the Employer for "cause," all outstanding Options then held by such Participant will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Option).

          (ii) For purposes of this Section 10(b), "cause" (as determined by (x) the Committee if the Employer is the Company or a Subsidiary of the Company or (y) the Vital Images Committee if the Employer is Vital Images or a Subsidiary of Vital Images) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (A) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Employer or any Subsidiary, (B) any unlawful or criminal activity of a serious nature, (C) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (D) any material breach of any employment, service, confidentiality or noncompete agreement entered into with either Employer or any Subsidiary thereof.

     (c) Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 10, upon a Participant's termination of employment or other service with the Employer and all Subsidiaries of the Employer, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards, Performance Units and Stock Bonuses then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Option may remain exercisable beyond its expiration date.

     (d) Breach of Confidentiality or Noncompete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or noncompete agreement entered into with either Employer or any Subsidiary thereof, whether such breach occurs before or after termination of such Participant's employment or other service with the Employer or any Subsidiary of the Employer, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind.

     (e) Date of Termination of Employment or Other Service. Unless the Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Employer or any Subsidiary of the Employer for which the Participant provides employment or other service, as determined by the Committee or the Vital Images Committee, as the case may be, in its sole discretion based upon such records.

     Section 11. Payment of Withholding Taxes.

     (a) General Rules. The Employer is entitled to (i) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Employer or any Subsidiary of the Employer), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (ii) require the Participant promptly to remit the amount of such withholding to the Employer before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

     (b) Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 11(a) of the Plan by electing to tender Previously Acquired Shares, a Broker Exercise Notice or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.

     Section 12. Change in Control.

     (a) Change in Control. For purposes of this Section 12, a "Change in Control" of the Company will mean the following, provided that it occurs after the date on which the Company distributes (pursuant to that certain Distribution Agreement, dated as of May 2, 1997, between Vital Images and the Company (the "Distribution Agreement")) all of the outstanding shares of Vital Images' common stock to the Company's shareholders of record on the Record Date (as defined in the Distribution Agreement):

          (i) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

          (ii) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

          (iii) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (A) more than 50%, but not more than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Incumbent Directors (as defined in Section 12(b) below), or (B) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

          (iv) any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) 20% or more, but not 50% or more, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Incumbent Directors, or (B) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

          (v) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

          (vi) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

     (b) Incumbent Directors. For purposes of this Section 12, "Incumbent Directors" of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

     (c) Acceleration of Vesting. Without limiting the authority of the Committee under Section 3(b) of the Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, (i) all Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participants to whom such Options have been granted remain in the employ or service of the Employer or any Subsidiary of the Employer; (ii) all outstanding Restricted Stock Awards will become immediately fully vested; and (iii) all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Unit or Stock Bonuses.

     (d) Cash Payment for Options. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant effected thereby, may determine that some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

     (e) Limitation on Change in Control Payments. Notwithstanding anything in
Section 12(c) or 12(d) of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 12(c) or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 12(d) (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the
Code), together with any other "payments" which such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the "payments" to such Participant pursuant to Section 12(c) or 12(d) of the Plan will be reduced to the largest amount as will result in no portion of such "payments" being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that "payments" under such agreement or otherwise will not be reduced or that the Participant will have the discretion to determine which "payments" will be reduced), then the limitations of this Section 12(e) will not apply, and any "payments" to a Participant pursuant to Section 12(c) or 12(d) of the Plan will be treated as "payments" arising under such separate agreement.

     Section 13. Rights of Eligible Recipients and Participants;
Transferability.

     (a) Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Employer or any Subsidiary of the Employer to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Employer or any Subsidiary of the Employer.

     (b) Rights as a Shareholder. As a holder of Incentive Awards (other than Restricted Stock Awards and Stock Bonuses), a Participant will have no rights as a shareholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

     (c) Restrictions on Transfer. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 10 of the Plan) may be made by, the Participant's legal representatives, heirs and legatees.

     (d) Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of either Employer or any Subsidiary thereof or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

     Section 14. Securities Law and Other Restrictions. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (i) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (ii) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

     Section 15. Plan Amendment, Modification and Termination. The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act, Section 422 of the Code or the rules of any stock exchange or Nasdaq. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 4(c) and 12 of the Plan.

     Section 16. Effective Date and Duration of the Plan. The Plan is effective as of December 18, 1995, the date it was adopted by the Board. The Plan will terminate at midnight on December 18, 2005, and may be terminated prior to such time to by Board action, and no Incentive Award will be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

     Section 17. Miscellaneous.

     (a) Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota.

     (b) Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

                              BIO-VASCULAR, INC.

               This Proxy is solicited by the Board of Directors

The undersigned hereby appoints M. KAREN GILLES and CONNIE L. MAGNUSON, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Bio-Vascular, Inc. (the "Company") held of record by the undersigned on January 5, 2001, at the Annual Meeting of Shareholders to be held on February 28, 2001, or any adjournment thereof.

                        (To be Signed on Reverse Side)

                                                              ------------------
                                                              |SEE REVERSE SIDE|
                                                              ------------------

[X] Please mark your votes
    as in this example.


                 FOR all nominees listed below
                     (except as marked                     AGAINST all nominees
                   to the contrary below).                     listed below.

1. Election of             [_]                                      [_]
   Directors.

(INSTRUCTION: To vote against any individual nominees, strike a line through the nominee's name.)

M. Karen Gilles                 Anton R. Potami
William G. Kobi                 Timothy M. Scanlan
Richard W. Perkins              Edward E. Strickland

                                                                                  FOR        AGAINST    ABSTAIN
2. Proposal to amend the Company's 1995 Stock incentive Plan to increase          [_]         [_]         [_]
   the number of shares of the Company's Common stock, $.01 per share, reserved for the issuance under such policy plan by 425,000 shares.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all nominees named in Proposal 1 above and FOR Proposal 2 above.

______________________________ Date: ____________, 2001 _________________________ Date: _______, 2001
          Signature                                    Signature if held jointly

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.